                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------


Date of Report (Date of
earliest event reported): October 24, 1997
                          ----------------



                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                                            59-2913586
--------------------------                               -------------------
(State or other jurisdic-                                (I.R.S. Employer
 tion of incorporation or                                Identification No.)
 organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                                33619-1309
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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Item 5.  Other Events
---------------------

     On October 24, 1997, Intermedia Communications Inc. (the "Company") announced the commencement of two concurrent private offerings (the "Offerings") of its securities, to be resold by the initial purchasers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company will offer $250 million of Senior Notes, with an overallotment option of $35 million, and $175 million liquidation preference of Depositary Shares, each representing a one-hundredth interest in a share of the Company's Series E Junior Convertible Preferred Stock, with an overallotment option of $43.75 million. The net proceeds from the offering of the Depositary Shares will be used by the Company to finance the continued expansion of the Company's telecommunications networks, including but not limited to, network electronics, such as local/long distance voice and data switches, and for general corporate purposes, including working capital. The net proceeds from the offering of the Senior Notes will be used to fund up to 80% of the cost of acquisition or construction by the Company of telecommunications related assets. A portion of the Company's expansion may occur through acquisitions (utilizing cash or securities of the Company) as an alternative to direct investments in the assets required to implement the expansion. The Senior Notes and the Depositary Shares to be sold in the Offerings will not and have not been registered under the Securities Act or any state securities or blue sky laws, and may not be offered or sold in the United States or in any state thereof absent registration or an applicable exemption from the registration requirements of such laws.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     Exhibit 99.1   Press Release, dated October 24, 1997.

     Exhibit 99.2 Unaudited Financial Statements of DIGEX, Incorporated ("DIGEX") for the Six Months Ended June 30, 1997.

     Exhibit 99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and DIGEX for the Year Ended December 31, 1996 and the Six Months Ended June 30, 1997.

                                       2
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 24, 1997


                    INTERMEDIA COMMUNICATIONS INC.
                    ------------------------------
                             (Registrant)



                     By: /s/ J. Christopher Brown
                         -------------------------------------
                         Name:  J. Christopher Brown
                         Title: Senior Vice President -
                                Investor Relations


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                                 EXHIBIT INDEX
                                 -------------


  Exhibit
    No.        Description
  -------      -----------

   99.1        Press Release, dated October 24, 1997.

   99.2        Unaudited Financial Statements of DIGEX
               for the Six Months Ended June 30, 1997.

   99.3        Unaudited Pro Forma Condensed Consolidated
               Financial Statements of the Company and
               DIGEX for the Year Ended December 31, 1996 and the Six Months Ended June 30, 1997.